Chuy’s Holdings, Inc. Provides Preliminary 1Q20 Sales Results and
Business Update on the Impact of COVID-19

AUSTIN, Texas, April 21, 2020 - Chuy’s Holdings, Inc. (NASDAQ:CHUY) (the "Company") today provided preliminary 1Q20 sales results and a business update on the impact of the COVID-19 pandemic and actions the Company is taking to navigate this unprecedented time.
Sales Update
Preliminary comparable restaurant sales for the first quarter of 2020 are expected to decrease by 9.7%. These results include comparable restaurant sales growth of 3.1% for the first 10 weeks of the 13-week quarter, prior to the impact of COVID-19 on the Company’s business. Selected weekly comparable restaurant sales data for the first quarter and second quarter to-date are as follows:

	----------------------- 1Q 2020 ----------------------					------------- 2Q 2020 ------------
	QTD
	Thru 3/8	WE 3/15	WE 3/22	WE 3/29	1Q 2020	WE 4/5	WE 4/12	WE 4/19
Comparable Restaurant Sales	3.3%	(16.8)%	(67.0)%	(63.5)%	(9.7)%	(60.8)%	(57.4)%	(49.7)%
During the last two weeks of the first quarter, as required by federal and local officials, Chuy’s restaurants transitioned to an enhanced off-premise operating model at 92 of its locations with a limited menu featuring a number of long-time favorites, plus convenient family meal and beverage kits. Since that transition, the Company’s combined take-out and delivery sales have more than tripled from its pre-COVID-19 off-premise sales, including an alcohol mix of approximately 6%. Off-premise average sales per restaurant for the most recent weeks of operation were as follows:

	------------------ 1Q 2020 ----------------				------------- 2Q 2020 ------------
	WE 3/8	WE 3/15	WE 3/22	WE 3/29	WE 4/5	WE 4/12	WE 4/19
Off-Premise Average Sales per Restaurant	$12,000	$12,500	$20,300	$32,656	$33,873	$36,440	$42,660

Steve J. Hislop, Chuy’s Chief Executive Officer, stated, “I’m proud of our team members who have worked tirelessly to transform our business to a safe and efficient off-premise model, including enhanced take-out and curbside pick-up. Their commitment and ability to skillfully adapt in the face of the COVID-19 crisis has been nothing short of amazing. Their efforts are evident in the steady improvement of our sales in recent weeks.”

Hislop added, “Our top priority continues to be the safety and well-being of our employees and guests. To help ease the impact of this pandemic on our team members we are providing support through our Redfish Relief Fund, an established fund that provides assistance to employees facing financial hardship. We are also paying the full cost of health insurance for all eligible employees, including those currently furloughed. We will continue to follow CDC guidance and work closely with local health officials to determine the best time to resume our normal operations.”

Business and Liquidity Update

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As of April 17, 2020, the Company estimates a cash burn rate of approximately $500,000 per week. The Company’s estimated net cash burn rate assumes current sales levels and spending, as well as the delay or cancellation of all non-essential planned capital expenditures.

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To preserve financial flexibility and liquidity, the Company has temporarily suspended the payment of rent on operating leases and is currently negotiating rent concessions, abatements and deferrals with landlords.

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As of the end of the first quarter of 2020, the Company has furloughed approximately 80% of hourly employees and approximately 40% of store management personnel, while enacting temporary salary reductions for remaining managers. In addition, as previously announced, the Company has furloughed approximately 40% of its corporate and administrative staff, has temporarily reduced the pay of all necessary corporate and administrative staff by 25% to 50%, temporarily reduced senior management salaries by 50% to 75%, and has temporarily suspended all board fees.

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The Company also expects approximately $3.0 million in tax refunds due to the CARES Act as a result of an administrative correction of the depreciation recovery period for qualified improvement property, including restaurant construction costs and other improvements that will result in the acceleration of depreciation on these assets.

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The Company is currently in favorable negotiations with its lender to extend its revolving credit facility through the end of 2021 and temporarily ease covenant requirements during these unprecedented times.

About Chuy’s
Founded in Austin, Texas in 1982, Chuy's owns and operates full-service restaurants across 19 states serving a distinct menu of authentic, made from scratch Tex-Mex inspired dishes. Chuy's highly flavorful and freshly prepared fare is served in a fun, eclectic and irreverent atmosphere, while each location offers a unique, "unchained" look and feel, as expressed by the concept's motto "If you've seen one Chuy's, you've seen one Chuy's!" For further information about Chuy's, including the nearest location, visit the Chuy's website at www.chuys.com.
Preliminary Results
The unaudited preliminary financial results for the first quarter 2020 represent the most current information available to management and are based on calculations or figures that have been prepared internally by management and have not been reviewed or audited by the Company’s independent registered public accounting firm. The Company’s actual results may differ materially from these preliminary financial results due to the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between the date of this announcement and when results for the first quarter 2020 are finalized. The preliminary financial results included in this announcement are subject to risks and uncertainties and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

Forward-Looking Statements
Certain statements in this release that are not historical facts, including, without limitation, those relating to the Company’s preliminary first quarter 2020 results, the Company’s cash burn rate and related assumptions, negotiations to extend our revolving credit facility and ease our covenant requirements and the results of such negotiations, the goal of maximizing tax refunds due to the CARES Act and other statements that can often be identified by words such as “expect,” “believe,” “intend,” “estimate,” “plans” and similar expressions, and variations or negatives of these words are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such statements are based upon the current beliefs and expectations of the management of the Company. Actual results may vary materially from those contained in forward-looking statements based on a number of factors including, without limitation, the ultimate geographic spread, duration and severity of the coronavirus (COVID-19) outbreak, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, the Company’s financial closing procedures, final adjustments and other developments that may arise between the date of this press release and when results for the first quarter 2020 are finalized, the actual number of restaurant openings, the sales at the Company’s restaurants, changes in restaurant development or operating costs, such as food and labor, the Company’s ability to leverage its existing management and infrastructure, changes in restaurant pre-opening expense, general and administrative expenses, capital expenditures, our effective tax rate, impairment and closed restaurant costs, changes in the number of diluted shares outstanding, strength of consumer spending, conditions beyond the Company’s control such as timing of holidays, weather, natural disasters, acts of war or terrorism and other factors disclosed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Investors should take such risks into account when making investment decisions. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

Investor Relations
Fitzhugh Taylor
203-682-8261
investors@chuys.com

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